UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2011

Medidata Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34387	13-4066508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

79 Fifth Avenue, 8th Floor New York, New York		10003
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 918-1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

2011 Salaries and Bonus Targets. On May 31, 2011, the compensation committee of the board of directors of Medidata Solutions, Inc. (the “Company”) approved 2011 salaries and incentive compensation bonus payments (the “2011 Bonus Plan”) for the Company’s named executive officers. The 2011 Bonus Plan is based 65% on the achievement of financial targets (revenue and EBITDAO), 25% on growth of non-EDC product revenue and backlog, and 10% on customer satisfaction and loyalty goals for the 2011 calendar year. The 2011 Bonus Plan sets target bonus amounts and performance criteria for the Company’s named executive officers. As in the past, the compensation committee retains discretion to take other factors into account in determining bonuses.

The table below sets forth the 2011 salaries and bonus targets for the Company’s chief executive officer, principal financial officer and three most highly compensated executive officers other than the chief executive officer and principal financial officer:

Name	Office	2011 Salary	Bonus Target
Tarek A. Sherif	Chairman and Chief Executive Officer	$423,000	$356,000

Glen M. de Vries	President	$423,000	$356,000

Bruce D. Dalziel	Chief Financial Officer and Executive Vice President- Compliance	$350,000	$210,000

Steven I. Hirschfeld	Executive Vice President- Customer Operations	$300,000	$300,000

Lineene N. Krasnow	Executive Vice President- Product and Marketing	$300,000	$165,000

Stock Option and Restricted Stock Grants. On May 31, 2011, the compensation committee approved awards of stock options and restricted stock to the Company’s named executive officers pursuant to the 2009 Long-Term Incentive Plan. The exercise price of the options is $22.99 per share (the closing price on the date of grant) and will vest in forty-eight (48) equal monthly installments over a four year period from the date of grant. The restricted stock, valued at $22.99 (the closing price on the date of grant), will vest in four equal annual installments beginning on the first anniversary of the date of grant.

The table below sets forth the number of stock options and restricted stock awarded to the Company’s named executive officers:

Name	Office	Number of Options	Number of Restricted Stock
Tarek A. Sherif	Chairman and Chief Executive Officer	35,150	52,197

Glen M. de Vries	President	35,150	52,197

Bruce D. Dalziel	Chief Financial Officer and Executive Vice President- Compliance	15,928	23,652

Steven I. Hirschfeld	Executive Vice President- Customer Operations	13,731	20,390

Lineene N. Krasnow	Executive Vice President- Product and Marketing	12,632	18,759

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 31, 2011, the stockholders took the following actions: (1) elected seven directors to serve on the board of directors until the Company’s next annual meeting of stockholders or until their respective successors have been elected and qualified; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement (the “Say on Pay Vote”); (3) voted, on an advisory basis, for one-year as the frequency of soliciting future Say on Pay Votes; and (4) ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. For more information about the foregoing proposals, see the Company’s proxy statement filed with the Securities and Exchange Commission on April 29, 2011, the relevant portions of which are incorporated herein by reference.

The number of shares of common stock entitled to vote at the Annual Meeting was 24,235,621. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 21,910,964. The voting results for each proposal are set forth below.

Proposal 1. Election of Directors

The seven director nominees who received the highest number of votes (all of the individuals listed below) were elected to the board of directors, and will serve as directors until the Company’s next annual meeting of stockholders or until their respective successors have been elected and qualified. The votes cast for or withheld with respect to each nominee and the number of broker non-votes with respect to each nominee were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Tarek A. Sherif	18,619,480	460,970	2,830,514
Glen M. de Vries	18,708,761	371,689	2,830,514
Carlos Dominguez	18,449,541	630,909	2,830,514
Neil M. Kurtz, M.D.	18,441,711	638,739	2,830,514
George W. McCulloch	18,450,015	630,435	2,830,514
Lee A. Shapiro	18,273,369	807,081	2,830,514
Robert B. Taylor	18,709,235	371,215	2,830,514

Proposal 2. Advisory Vote on Executive Compensation (the Say on Pay Vote)

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, including the Compensation Discussion and Analysis, the executive compensation tables, and the related narrative. There were 13,497,636 votes, or 70.7% of the total outstanding eligible votes, cast for this proposal, with 5,567,277 votes against it, 15,537 votes abstaining and 2,830,514 broker non-votes.

Proposal 3. Advisory Vote on the Frequency of Holding the Say on Pay Vote

Stockholders voted, on an advisory basis, for holding a Say on Pay Vote every year. There were 13,414,691 votes, or 70.3% of the total outstanding eligible votes, cast to hold the Say on Pay Vote every year, with 5,509,750 votes for holding it every three years, 139,711 votes for holding it every two years, 16,298 votes abstaining and 2,830,514 broker non-votes.

Consistent with a majority of the votes cast with respect to Proposal 3, the board of directors has determined that the Company will hold the Say on Pay Vote every year until the next solicitation of a stockholder advisory vote on the frequency of holding the Say on Pay Vote required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended.

Proposal 4. Ratification of Appointment of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The results of the voting included 21,886,737 votes for, 12,647 votes against, and 11,580 votes abstained.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIDATA SOLUTIONS, INC.

Date: June 3, 2011

	By:	MICHAEL I. OTNER
	Name: Title:	Michael I. Otner General Counsel and Secretary